Exhibit 1
                           ORION NETWORK SYSTEMS, INC.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                  ORION NETWORK SYSTEMS, INC., a Delaware corporation (the "Corporation"), sets forth herein the terms of the Non-Employee Director Stock Option Plan (the "Plan") as follows:


1.                PURPOSE

                  1.1 The Plan is intended to attract and retain the best possible members of the Board and to provide additional incentives to those directors to promote the success of the Corporation. The Plan provides Eligible Directors an opportunity to purchase shares of the Stock pursuant to Options. No stock option granted under the Plan is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time. In addition, the Prior Options are hereby confirmed and incorporated into the Plan.

                  1.2 The Plan is intended to constitute a "formula plan" and Eligible Directors are intended to be "disinterested administrators" of other plans maintained by the Corporation for purposes of Rule 16b-3 under the Exchange Act.


2.                DEFINITIONS

                  For purposes of interpreting the Plan and related documents (including Stock Option Agreements), the following definitions shall apply:

                  2.1. "Additional Option" means any Option other than an Initial Option or a Prior Option.

                  2.2. "Administrator" means the Secretary of the Corporation or, as to any State where any other person is registered as an agent of the Corporation for the sale of securities, such other person with respect to such State, or (in either case) such other person as is appointed by the Board to serve as Administrator.

                  2.3. "Anniversary Date" means the date of the annual meeting of the shareholders of the Corporation at which Directors are elected.

                  2.4. "Board" means the board of directors of the Corporation.

                  2.5. "Code" means the Internal Revenue Code of 1986, as amended.

                  2.6. "Commencement of Service" means the date of election or appointment of an Eligible Director to his or her first term as a Director.

                  2.7. "Corporation" means Orion Network Systems, Inc., a Delaware corporation.

                  2.8. "Current Eligible Director" means a member of the Board who is not an officer or employee of the Corporation or any of its subsidiaries and who received a grant of a Prior Option prior to the Effective Date.

                  2.9. "Effective Date" means the date of adoption of the Plan by the Board.



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                  2.10.  "Eligible  Director" means a member of the Board who is not an officer or employee of
the Corporation or any of its subsidiaries.

                  2.11. "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or hereafter amended.

                  2.12. "Exercise Price" means the Option Price multiplied by the number of shares of Stock purchased pursuant to exercise of an Option.

                  2.13. "Expiration Date" means the fifth anniversary of the Grant Date or, if earlier, the termination of the Option pursuant to Section 4.2(c) hereof.

                  2.14. "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: If on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded on an established securities market, the Fair Market Value of the Stock shall be the average closing price of the Stock on such exchange or in such market over the twenty (20) trading days immediately preceding the Grant Date or other determination date. If there is more than one such exchange or market, then the closing price of the Stock on each day shall be the highest of the multiple closing prices. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be determined by the Administrator in good faith.

                  2.15. "Grant Date" means the date on which an Option grant takes effect pursuant to Section 7 hereof.

                  2.16. "Initial Option" means an Option received by each Eligible Director as of the Effective Date or thereafter as of an Eligible Director's Commencement of Service.

                  2.17. "New Eligible Director" means a member of the Board who is not an officer or employee of the Corporation or any of its subsidiaries and who is not a Current Eligible Director.

                  2.18. "Option" means any option to purchase one or more shares of Stock pursuant to the Plan, including Prior Options, Initial Options, and Additional Options.

                  2.19. "Optionee" means an Eligible Director who holds an Option.

                  2.20. "Option Period" means the period during which Options may be exercised as defined in Section 9 hereof.

                  2.21. "Option Price" means the purchase price for each share of Stock subject to an Option.

                  2.22. "Prior Option" means each Option to purchase 10,000 shares of Stock granted by the Corporation to each Current Eligible Director prior to the Effective Date.

                  2.23. "Reelection Date" means the date of election of an Eligible Director to a term as a Director, other than his or her first term.

                  2.24. "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

                  2.25. "Stock" means the Common Stock ($0.01 par value per share) of the Corporation.



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                  2.26.  "Stock Option  Agreement"  means the written  agreement evidencing grant of an Option hereunder.


3.                ADMINISTRATION

                  The Plan shall be administered by the Administrator. The Administrator's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options provided herein, to maintain appropriate records and reports regarding those Options, and to take all acts authorized or required by the Plan.


4.                STOCK SUBJECT TO THE PLAN

                  4.1. There are 80,000 Prior Options that are subject to the Plan. Initial Options and Additional Options to purchase not more than 300,000 shares of Stock may be granted under the Plan (subject to increase as a result of expiration, termination or cancellation of a Prior Option as provided below in this Section). If any Option expires, terminates or is terminated or canceled for any reason before it is exercised in full, the shares of Stock that were subject to the unexercised portion of the Option shall be available for future Options granted under the Plan. If any Prior Option expires, terminates or is terminated or canceled for any reason before it is exercised in full, then additional Initial Options and Additional Options to purchase the number of shares of Stock that were subject to the unexercised portion of the Prior Option may be granted under the Plan.

                  In the aggregate, Options to purchase not more than 380,000 shares of Stock may be granted under the Plan.

                  4.2(a). If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the Effective Date, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

                  4.2(b). Subject to Section 4.2(c) hereof, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

                  4.2(c).   Upon  the   dissolution   or   liquidation   of  the
Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger

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                  or  reorganization  in which the  Corporation is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan, the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan (if applicable) and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan and Options, each individual holding an Option shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option to the extent that such Option was otherwise exercisable at the time such termination occurs. The Administrator shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders.

                  4.2(d). Adjustments under this Section 4.2 related to stock or securities of the Corporation shall be made by the Administrator, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  4.2(e). The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all of any part of its business or assets.


5.                ELIGIBILITY

                  Eligibility under the Plan is limited to Eligible Directors.


6.                OPTION PRICE

                  The Option Price of the Stock covered by each Option granted under the Plan shall be the greater of the Fair Market Value or the par value of such Stock on the Grant Date. The Option Price shall be subject to adjustment as provided in Section 4.2 hereof.


7.                NUMBER OF SHARES AND GRANT DATES

                  7.1 Each Current Eligible Director has received a Prior Option, granted January 17, 1996 (subject to occurrence of the Effective Date, but with a Grant Date of January 17, 1996). Each Current Eligible Director shall be annually granted an Additional Option to purchase 10,000 shares of Stock as of the day after each Anniversary Date if the Eligible Director continues to be an Eligible Director on the day after such Anniversary Date.

                  7.2 Each New Eligible Director serving on the Board on the Effective Date and each New Eligible Director whose Commencement of Service is after the Effective Date shall be granted an Initial Option, as of the Effective Date or as of the day after the New Eligible Director's Commencement of Service, respectively, to purchase the number of shares of Stock equal to (i) the number of complete and partial years in the term to which such New Eligible Director was elected or appointed, multiplied by (ii) 10,000.



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                  Each New Eligible  Director also shall be annually  granted an
Additional Option to purchase 10,000 shares of Stock as of each of (i) the day after the New Eligible Director's first Reelection Date and (ii) the day after each Anniversary Date after the New Eligible Director's first Reelection Date if the New Eligible Director continues to be a New Eligible Director on the day after such Anniversary Date.


8.                VESTING OF OPTIONS

                  The Optionee may exercise each Option granted to such Optionee in installments as follows: on the first Anniversary Date after the date of grant of the Option as set forth in Section 7 above, the Option shall be exercisable in respect of 10,000 shares, and, in the case of an Initial Option which is an Option to purchase of more than 10,000 shares, the Option shall be exercisable in respect of an additional 10,000 shares on the second Anniversary Dates after the date of grant and (if the Initial Option is an Option to purchase of more than 20,000 shares) on the third Anniversary Dates after the date of grant, in each case as set forth in Section 7 above. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

                  Upon the termination of service (a "Service Termination") of the Optionee in all capacities as an employee and/or director of the Corporation and all of its affiliated companies, any Option granted to an Optionee pursuant to the Plan shall terminate to the extent it is not then exercisable, and such Optionee shall have no further right to purchase shares of Stock to the extent of such termination.


9.                OPTION PERIOD

                  An Option shall be exercisable only during the Option Period. The Option Period shall commence on the date of grant, as set forth in Section 7 above, and shall end at the close of business on the fifth anniversary of the date of grant. An Optionee shall have no further right to purchase shares of Stock after the end of the Option Period.


10.               TIMING AND METHOD OF EXERCISE

                  Subject to Sections 8 and 9 hereof, an Optionee may, at any time, exercise an Option with respect to all or any part of the shares of Stock then subject to such Option by giving the Corporation written notice of exercise, specifying the number of shares as to which the Option is being exercised. Such notice shall be addressed to the Administrator at the Corporation's principal office, and shall be effective when actually received (by personal delivery, fax or other delivery) by the Administrator. Such notice shall be accompanied by an amount equal to the Exercise Price of such shares, in the form of any one or combination of the following: cash or cash equivalents, or shares of Stock valued at Fair Market Value in accordance with the Plan. Shares of Stock acquired by the Optionee through exercise of an Option may be surrendered in payment of the Exercise Price of Options; provided, however, that any Stock surrendered in payment must have been (a) held by the Optionee for more than six months at the time of surrender or (b) acquired under an Option granted not less than six months prior to the time of surrender. Payment in full of the Exercise Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the

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                  time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Exercise Price.


11.               NO STOCKHOLDER RIGHTS UNDER OPTION

                  Neither an Optionee nor any person entitled to exercise an Optionee's rights in the event of an Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares shall have been issued upon the exercise of the Option.


12.               CONTINUATION OF SERVICE

                  Nothing in the Plan shall confer upon any person any right to continue as a member of the Board or interfere in any way with the right of the Corporation to terminate such relationship.


13.               STOCK OPTION AGREEMENT

                  Each Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement notifying the Optionee of the grant and incorporating the terms of the Plan. The Stock Option Agreement shall be executed by the Corporation and the Optionee.


14.               WITHHOLDING

                  The Corporation shall have the right to withhold, or require an Optionee to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to exercise of Options. To the extent permissible under applicable tax, securities and other laws, the Optionee may satisfy a tax withholding requirement by directing the Corporation to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option to satisfy withholding requirements under this Section 14.


15.               NON-TRANSFERABILITY OF OPTIONS

                  Each Option granted pursuant to the Plan shall, during Optionee's lifetime, be exercisable only by Optionee, and neither the Option nor any right thereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution, and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.


16.               USE OF PROCEEDS

                  The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.


17.              ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION

                  17.1. The Plan shall be effective as of the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of the Effective Date by a majority of the votes

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                  cast  at a  duly  held  meeting  of  the  stockholders  of the
Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of the Corporation and in a manner that satisfies the requirements of Rule 16b-3(b) of the Exchange Act; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Options granted hereunder shall be null, void and of no effect.

                  17.2. Subject to the limitation of Section 17.4 hereof, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, the Board shall not amend the Plan in the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

                  (a) To  materially  increase the benefits  provided  under the
                      Plan;

                  (b) To  increase  the  maximum  number of shares  which may be granted;

                  (c) To change the designation or class of persons  eligible to receive Options under the Plan.

                  17.3. No Option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Optionee's consent, alter or impair any rights or obligations under any Stock Option Agreement previously entered into under the Plan. The Plan shall terminate ten years after the Effective Date unless previously terminated pursuant to Section 4.2 hereof or by the Board pursuant to this Section 17.

                  17.4. Notwithstanding the provisions of Section 17.2 hereof, the Plan shall not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules promulgated thereunder.


18.               SECURITIES LAWS

                  18.1. The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Administrator has received evidence satisfactory to the Administrator that the holder of such Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Administrator shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.



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                  18.2.  The intent of the Plan is to qualify for the  exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Administrator may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.


19.               INDEMNIFICATION

                  19.1. To the extent permitted by applicable law, the Administrator shall be indemnified and held harmless by the Corporation against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Administrator in connection with or resulting from any claim, action, suit or proceeding to which the Administrator may be a party or in which the Administrator may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Administrator (with the Corporation's written approval) in the settlement thereof, or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Corporation; subject, however, to the conditions that upon the institution of any claim, action, suit or proceeding against the Administrator, the Administrator shall give the Corporation an opportunity in writing, at its own expense, to handle and defend the same before the Administrator undertakes to handle and defend it on the Administrator's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power the Corporation may have to indemnify the Administrator or hold the Administrator harmless.

                  19.2. The Administrator and each officer and employee of the Corporation shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Corporation or any employee of the Corporation. In no event shall any person who is or shall have been the Administrator, or an officer or employee of the Corporation, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.


20.               GOVERNING LAW

                  The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Delaware, other than the choice of law rules thereof.

                  The Plan was duly adopted and approved by the Board on March 20, 1996 and was duly approved by the stockholders of the Corporation on ________ __, 1996.




                                          --------------------------------------
                                          Richard H. Shay
                                          Secretary